Page No.
                                                                        --------
CITICORP:
Citicorp Financial Summary...........................................       1
Citicorp Earnings Analysis...........................................       2
Citicorp Segment Revenues ...........................................       3
Citicorp Segment Core Income ........................................       4
Citicorp Global Consumer ............................................       5
Citicorp Citibanking ................................................       6
Citicorp Cards.......................................................       7
Citicorp Private Banking.............................................       8
Citicorp Global Consumer in Emerging Markets ........................       9
Citicorp Global Consumer in Developed Markets........................      10
Citicorp Global Corporate Banking....................................      11
Citicorp Emerging Markets............................................      12
Citicorp Global Relationship Banking.................................      13
Citicorp Investment Activities.......................................      14
Citicorp Corporate Items.............................................      14
Citicorp Other Revenue and Securities Transactions...................      15
Citicorp Trading-Related Revenue.....................................      15
Citicorp Cash-Basis and Renegotiated Loans...........................      16
Citicorp Other Real Estate Owned (OREO) and Assets Pending
  Disposition .......................................................      16
Citicorp U.S. Bankcards Data Sheet...................................      17

                           CITICORP FINANCIAL SUMMARY
                            (In millions of dollars)


                                                   1Q           2Q           3Q           4Q           1Q           2Q
                                                  1997         1997         1997         1997         1998         1998
                                                ---------    ---------    ---------    ---------    ---------    ---------
Net Income                                      $     995    $   1,024    $     511    $   1,061    $   1,065    $   1,097
                                                =========    =========    =========    =========    =========    =========

                                                ---------    ---------    ---------    ---------    ---------    ---------
Core Income Excluding Restructuring             $     995    $   1,024    $   1,067    $   1,061    $   1,065    $   1,097
                                                =========    =========    =========    =========    =========    =========

Financial Ratios
Return on Assets                                     1.41%        1.40%        0.68%        1.39%        1.38%        1.35%
Return on Common Stockholders' Equity               20.76%       20.97%        9.64%       21.49%       21.74%       21.51%
Return on Total Stockholders' Equity                19.44%       19.72%        9.42%       20.18%       20.55%       20.46%
Adjusted Net Interest Margin                         5.23%        5.00%        4.88%        4.85%        4.85%        5.02%

Financial Ratios Excluding Restructuring
Return on Assets                                     1.41%        1.40%        1.42%        1.39%        1.38%        1.35%
Return on Common Stockholders' Equity               20.76%       20.97%       20.77%       21.49%       21.74%       21.51%
Return on Total Stockholders' Equity                19.44%       19.72%       19.57%       20.18%       20.55%       20.46%

Capital (Dollars in Billions)
Tier 1                                          $    20.3    $    20.6    $    20.7    $    21.1    $    21.3    $    21.9
Total (Tier 1 and 2) (A)                             29.3         30.1         30.4         31.2         31.2         31.8
Tier 1 Ratio (A)                                     8.39%        8.18%        8.25%        8.34%        8.26%        8.29%
Total Ratio (Tier 1 and 2) (A)                      12.11%       11.96%       12.16%       12.31%       12.13%       12.05%
Common Equity as a Percentage of Total Assets        6.50%        6.41%        6.53%        6.21%        6.01%        6.18%
Total Equity as a Percentage of Total Assets         7.16%        7.04%        7.16%        6.82%        6.50%        6.57%

                                                                 YTD          YTD
                                                     3Q           3Q           3Q
                                                    1998         1997         1998
                                                  ---------    ---------    ---------
Net Income                                        $     530    $   2,530    $   2,692
                                                  =========    =========    =========

                                                  ---------    ---------    ---------
Core Income Excluding Restructuring               $     530    $   3,086    $   2,692
                                                  =========    =========    =========

Financial Ratios
Return on Assets                                       0.63%        1.16%        1.11%
Return on Common Stockholders' Equity                  9.98%       16.98%       17.61%
Return on Total Stockholders' Equity                   9.79%       16.08%       16.87%
Adjusted Net Interest Margin                           5.06%         N/A          N/A

Financial Ratios Excluding Restructuring
Return on Assets                                       0.63%        1.41%        1.11%
Return on Common Stockholders' Equity                  9.98%       20.84%       17.61%
Return on Total Stockholders' Equity                   9.79%       19.58%       16.87%

Capital (Dollars in Billions)
Tier 1                                            $    21.8    $    20.7    $    21.8
Total (Tier 1 and 2) (A)                               31.8         30.4         31.8
Tier 1 Ratio (A)                                        8.0%        8.25%         8.0%
Total Ratio (Tier 1 and 2) (A)                         11.7%       12.16%        11.7%
Common Equity as a Percentage of Total Assets          5.91%        6.53%        5.91%
Total Equity as a Percentage of Total Assets           6.16%        7.16%        6.16%

(A)   Estimated for September 30, 1998.
N/A   Not Available.

                           CITICORP EARNINGS ANALYSIS
                            (In millions of dollars)

                                                     1Q          2Q          3Q          4Q          1Q          2Q          3Q
                                                    1997        1997        1997        1997        1998        1998        1998
                                                  --------    --------    --------    --------    --------    --------    --------
Total Revenue                                     $  5,196    $  5,311    $  5,541    $  5,568    $  5,605    $  6,202    $  5,494
Effect of Credit Card Securitization Activity          434         437         408         434         461         579         573
Net Cost To Carry (A)                                   (3)         (1)         (5)          4          (1)         11           4
                                                  --------    --------    --------    --------    --------    --------    --------
Adjusted Revenue                                     5,627       5,747       5,944       6,006       6,065       6,792       6,071
                                                  --------    --------    --------    --------    --------    --------    --------
Total Operating Expense                              3,169       3,173       4,237       3,408       3,394       3,883       3,910
Net OREO Benefits (B)                                   10          37          16           9          12           2          13
Restructuring Charge                                    --          --        (889)         --          --          --          --
                                                  --------    --------    --------    --------    --------    --------    --------
Adjusted Operating Expense                           3,179       3,210       3,364       3,417       3,406       3,885       3,923
                                                  --------    --------    --------    --------    --------    --------    --------
Operating Margin                                     2,448       2,537       2,580       2,589       2,659       2,907       2,148
                                                  --------    --------    --------    --------    --------    --------    --------
Global Consumer Net Write-Offs                         459         488         452         432         426         510         479
Effect of Credit Card Securitization Activity          434         437         408         434         461         579         573
Net Cost to Carry and Net
   OREO (Benefits) Costs (A) (B)                         1          (3)         (4)         --          (1)         (3)         (8)
                                                  --------    --------    --------    --------    --------    --------    --------
Global Consumer Credit Costs                           894         922         856         866         886       1,086       1,044
                                                  --------    --------    --------    --------    --------    --------    --------
Global Corporate Banking
   Net Write-Offs (Recoveries)                          (6)          3          14          29          66          29         232
Net Cost to Carry and Net
   OREO Costs (Benefits) (A) (B)                       (14)        (35)        (17)         (5)        (12)         12          (1)
Global Corporate Banking
                                                  --------    --------    --------    --------    --------    --------    --------
   Credit Costs (Benefits)                             (20)        (32)         (3)         24          54          41         231
                                                  --------    --------    --------    --------    --------    --------    --------
Investment Activities Credit
                                                  --------    --------    --------    --------    --------    --------    --------
   (Benefits)                                          (55)         (4)         (5)         --         (10)         --          --
                                                  --------    --------    --------    --------    --------    --------    --------
Operating Margin Less Credit Costs                   1,629       1,651       1,732       1,699       1,729       1,780         873
Additional Provision (C)                                25          25          25          25          25          25          25
Restructuring Charge                                    --          --         889          --          --          --          --
                                                  --------    --------    --------    --------    --------    --------    --------
Income Before Taxes                                  1,604       1,626         818       1,674       1,704       1,755         848
Income Taxes                                           609         602         307         613         639         658         318
                                                  --------    --------    --------    --------    --------    --------    --------
Net Income                                        $    995    $  1,024    $    511    $  1,061    $  1,065    $  1,097    $    530
                                                  ========    ========    ========    ========    ========    ========    ========

                                                  --------    --------    --------    --------    --------    --------    --------
Core Income Excluding Restructuring               $    995    $  1,024    $  1,067    $  1,061    $  1,065    $  1,097    $    530
                                                  ========    ========    ========    ========    ========    ========    ========

                                                       YTD         YTD
                                                        3Q          3Q
                                                       1997        1998
                                                     --------    --------
Total Revenue                                        $ 16,048    $ 17,301
Effect of Credit Card Securitization Activity           1,279       1,613
Net Cost To Carry (A)                                      (9)         14
                                                     --------    --------
Adjusted Revenue                                       17,318      18,928
                                                     --------    --------
Total Operating Expense                                10,579      11,187
Net OREO Benefits (B)                                      63          27
Restructuring Charge                                     (889)         --
                                                     --------    --------
Adjusted Operating Expense                              9,753      11,214
                                                     --------    --------
Operating Margin                                        7,565       7,714
                                                     --------    --------
Global Consumer Net Write-Offs                          1,399       1,415
Effect of Credit Card Securitization Activity           1,279       1,613
Net Cost to Carry and Net
   OREO (Benefits) Costs (A) (B)                           (6)        (12)
                                                     --------    --------
Global Consumer Credit Costs                            2,672       3,016
                                                     --------    --------
Global Corporate Banking
   Net Write-Offs (Recoveries)                             11         327
Net Cost to Carry and Net
   OREO Costs (Benefits) (A) (B)                          (66)         (1)

Global Corporate Banking                             --------    --------
   Credit Costs (Benefits)                                (55)        326

Investment Activities Credit                         --------    --------
   (Benefits)                                             (64)        (10)
                                                     --------    --------
Operating Margin Less Credit Costs                      5,012       4,382
Additional Provision (C)                                   75          75
Restructuring Charge                                      889          --
                                                     --------    --------
Income Before Taxes                                     4,048       4,307
Income Taxes                                            1,518       1,615
                                                     --------    --------
Net Income                                           $  2,530    $  2,692
                                                     ========    ========

                                                     --------    --------
Core Income Excluding Restructuring                  $  3,086    $  2,692
                                                     ========    ========

(A) Includes the net cost to carry cash-basis loans and other real estate owned ("OREO").
(B) Includes gains and losses on sales, direct revenue and expense, and writedowns of OREO.
(C)   Represents amounts in excess of net write-offs.

                          CITICORP SEGMENT REVENUES (A)
                            (In millions of dollars)

                                                                                                       YTD       YTD
                                  1Q        2Q        3Q        4Q        1Q        2Q        3Q        3Q        3Q
                                 1997      1997      1997      1997      1998      1998      1998      1997      1998
                               -------   -------   -------   -------   -------   -------   -------   -------   -------
Global Consumer                $ 3,069   $ 3,107   $ 3,128   $ 3,115   $ 3,046   $ 3,464   $ 3,633   $ 9,304   $10,143
Global Corporate Banking         1,763     1,660     1,788     1,709     1,858     2,036     1,461     5,211     5,355
                               -------   -------   -------   -------   -------   -------   -------   -------   -------
Core Businesses                  4,832     4,767     4,916     4,824     4,904     5,500     5,094    14,515    15,498
Investment Activities              146       308       348       493       468       439       117       802     1,024
Corporate Items                    218       236       277       251       233       263       283       731       779
                               -------   -------   -------   -------   -------   -------   -------   -------   -------
Total Citicorp                 $ 5,196   $ 5,311   $ 5,541   $ 5,568   $ 5,605   $ 6,202   $ 5,494   $16,048   $17,301
                               =======   =======   =======   =======   =======   =======   =======   =======   =======

Supplemental Information

Global Consumer
Citibanking                    $ 1,476   $ 1,528   $ 1,532   $ 1,534   $ 1,510   $ 1,613   $ 1,680   $ 4,536   $ 4,803
Cards                            1,322     1,300     1,299     1,291     1,251     1,548     1,652     3,921     4,451
Private Bank                       271       279       297       290       285       303       301       847       889
                               -------   -------   -------   -------   -------   -------   -------   -------   -------
Total                          $ 3,069   $ 3,107   $ 3,128   $ 3,115   $ 3,046   $ 3,464   $ 3,633   $ 9,304   $10,143
                               =======   =======   =======   =======   =======   =======   =======   =======   =======

Global Consumer
Emerging Markets               $   948   $   987   $   970   $   908   $   877   $   922   $   982   $ 2,905   $ 2,781
Developed Markets                2,121     2,120     2,158     2,207     2,169     2,542     2,651     6,399     7,362
                               -------   -------   -------   -------   -------   -------   -------   -------   -------
Total                          $ 3,069   $ 3,107   $ 3,128   $ 3,115   $ 3,046   $ 3,464   $ 3,633   $ 9,304   $10,143
                               =======   =======   =======   =======   =======   =======   =======   =======   =======

Global Corporate Banking
Emerging Markets               $   832   $   792   $   881   $   729   $   891   $   906   $   697   $ 2,505   $ 2,494
Global Relationship Banking        931       868       907       980       967     1,130       764     2,706     2,861
                               -------   -------   -------   -------   -------   -------   -------   -------   -------
Total                          $ 1,763   $ 1,660   $ 1,788   $ 1,709   $ 1,858   $ 2,036   $ 1,461   $ 5,211   $ 5,355
                               =======   =======   =======   =======   =======   =======   =======   =======   =======

(A) Reclassified to conform to the latest quarter's presentation, including the reclassification of Citicorp's venture capital activities, certain Corporate investments, and the results of certain investments in the former refinancing countries to a new business segment called "Investment Activities."

                        CITICORP SEGMENT CORE INCOME (A)
                            (In millions of dollars)

                                                                                                             YTD        YTD
                                   1Q         2Q         3Q         4Q        1Q         2Q        3Q         3Q         3Q
                                  1997       1997       1997       1997      1998       1998      1998       1997       1998
                                -------    -------    -------    -------   -------    -------   -------    -------    -------
Global Consumer                 $   475    $   457    $   452    $   411   $   420    $   367   $   477    $ 1,384    $ 1,264
Global Corporate Banking            457        397        417        194       390        377      (127)     1,271        640
                                -------    -------    -------    -------   -------    -------   -------    -------    -------
Core Businesses                     932        854        869        605       810        744       350      2,655      1,904
Investment Activities               166        240        259        386       376        341        71        665        788
Corporate Items                    (103)       (70)       (61)        70      (121)        12       109       (234)        --
                                -------    -------    -------    -------   -------    -------   -------    -------    -------
Total Citicorp                  $   995    $ 1,024    $ 1,067    $ 1,061   $ 1,065    $ 1,097   $   530    $ 3,086    $ 2,692
                                =======    =======    =======    =======   =======    =======   =======    =======    =======

Supplemental Information

Global Consumer
Citibanking                     $   175    $   192    $   168    $   130   $   158    $   149   $   178    $   535    $   485
Cards                               219        185        193        205       189        141       227        597        557
Private Bank                         81         80         91         76        73         77        72        252        222
                                -------    -------    -------    -------   -------    -------   -------    -------    -------
Total                           $   475    $   457    $   452    $   411   $   420    $   367   $   477    $ 1,384    $ 1,264
                                =======    =======    =======    =======   =======    =======   =======    =======    =======

Global Consumer
Emerging Markets                $   240    $   239    $   218    $   160   $   159    $   140   $   158    $   697    $   457
Developed Markets                   235        218        234        251       261        227       319        687        807
                                -------    -------    -------    -------   -------    -------   -------    -------    -------
Total                           $   475    $   457    $   452    $   411   $   420    $   367   $   477    $ 1,384    $ 1,264
                                =======    =======    =======    =======   =======    =======   =======    =======    =======

Global Corporate Banking
Emerging Markets                $   309    $   250    $   280    $    75   $   285    $   207   $   (19)   $   839    $   473
Global Relationship Banking         148        147        137        119       105        170      (108)       432        167
                                -------    -------    -------    -------   -------    -------   -------    -------    -------
Total                           $   457    $   397    $   417    $   194   $   390    $   377   $  (127)   $ 1,271    $   640
                                =======    =======    =======    =======   =======    =======   =======    =======    =======

(A) Reclassified to conform to the latest quarter's presentation, including the reclassification of Citicorp's venture capital activities, certain Corporate investments, and the results of certain investments in the former refinancing countries to a new business segment called "Investment Activities."

                          CITICORP GLOBAL CONSUMER (A)
                            (In millions of dollars)

                                                                                                                   YTD        YTD
                                            1Q        2Q        3Q         4Q        1Q        2Q        3Q         3Q         3Q
                                           1997      1997      1997       1997      1998      1998      1998       1997       1998
                                         -------   -------   -------    -------   -------   -------   -------    -------    -------
Adjusted Revenue                         $ 3,503   $ 3,544   $ 3,534    $ 3,549   $ 3,506   $ 4,043   $ 4,199    $10,581    $11,748
Adjusted Operating Expense                 1,908     1,961     2,011      2,059     1,994     2,378     2,407      5,880      6,779
                                         -------   -------   -------    -------   -------   -------   -------    -------    -------
Operating Margin                           1,595     1,583     1,523      1,490     1,512     1,665     1,792      4,701      4,969
Credit Costs (B)                             894       922       856        866       886     1,086     1,044      2,672      3,016
                                         -------   -------   -------    -------   -------   -------   -------    -------    -------
Operating Margin Less Credit
   Costs                                     701       661       667        624       626       579       748      2,029      1,953
Additional Provision                          25        25        25         25        25        25        25         75         75
Restructuring Charge                          --        --       580         --        --        --        --        580         --
                                         -------   -------   -------    -------   -------   -------   -------    -------    -------
Income Before Taxes                          676       636        62        599       601       554       723      1,374      1,878
Income Taxes                                 201       179       (39)       188       181       187       246        341        614
                                         -------   -------   -------    -------   -------   -------   -------    -------    -------
Net Income                               $   475   $   457   $   101    $   411   $   420   $   367   $   477    $ 1,033    $ 1,264
                                         =======   =======   =======    =======   =======   =======   =======    =======    =======

Average Assets (In Billions of Dollars)  $   131   $   133   $   134    $   133   $   131   $   140   $   144    $   132    $   139
Return on Assets (%)                        1.47%     1.38%     0.30%      1.23%     1.30%     1.05%     1.31%      1.05%      1.22%
                                         =======   =======   =======    =======   =======   =======   =======    =======    =======

Excluding Restructuring Charge
Core Income                              $   475   $   457   $   452    $   411   $   420   $   367   $   477    $ 1,384    $ 1,264
Return on Assets (%)                        1.47%     1.38%     1.34%      1.23%     1.30%     1.05%     1.31%      1.40%      1.22%
                                         =======   =======   =======    =======   =======   =======   =======    =======    =======

(A)   Reclassified to conform to the latest quarter's presentation.
(B) Includes the effect of credit card securitization activity and the effect related to credit card receivables held for sale.

                            CITICORP CITIBANKING (A)
                            (In millions of dollars)

                                                                                                                    YTD       YTD
                                             1Q        2Q        3Q        4Q        1Q         2Q         3Q        3Q        3Q
                                            1997      1997      1997      1997      1998       1998       1998      1997      1998
                                          -------   -------   -------   -------   -------    -------    -------   -------   -------
Revenue                                   $ 1,476   $ 1,528   $ 1,532   $ 1,534   $ 1,510    $ 1,613    $ 1,680   $ 4,536   $ 4,803
Operating Expense                           1,071     1,099     1,148     1,187     1,154      1,233      1,260     3,318     3,647
                                          -------   -------   -------   -------   -------    -------    -------   -------   -------
Operating Margin                              405       429       384       347       356        380        420     1,218     1,156
Credit Costs                                  148       145       135       139       137        144        144       428       425
                                          -------   -------   -------   -------   -------    -------    -------   -------   -------
Operating Margin Less Credit
   Costs                                      257       284       249       208       219        236        276       790       731
Additional Provision                           --        --        --        --        (2)        (4)        (1)       --        (7)
Restructuring Charge                           --        --       457        --        --         --         --       457        --
                                          -------   -------   -------   -------   -------    -------    -------   -------   -------
Income Before Taxes                           257       284      (208)      208       221        240        277       333       738
Income Taxes                                   82        92      (101)       78        63         91         99        73       253
                                          -------   -------   -------   -------   -------    -------    -------   -------   -------
Net Income (Loss)                         $   175   $   192   $  (107)  $   130   $   158    $   149    $   178   $   260   $   485
                                          =======   =======   =======   =======   =======    =======    =======   =======   =======

Average Assets (In Billions of Dollars)   $    83   $    84   $    85   $    85   $    86    $    88    $    92   $    84   $    89
Return on Assets (%)                         0.86%     0.92%       --      0.61%     0.75%      0.68%      0.77%     0.41%     0.73%
                                          =======   =======   =======   =======   =======    =======    =======   =======   =======

Excluding Restructuring Charge
Core Income                               $   175   $   192   $   168   $   130   $   158    $   149    $   178   $   535   $   485
Return on Assets (%)                         0.86%     0.92%     0.78%     0.61%     0.75%      0.68%      0.77%     0.85%     0.73%
                                          =======   =======   =======   =======   =======    =======    =======   =======   =======

(A)   Reclassified to conform to the latest quarter's presentation.

                               CITICORP CARDS (A)
                            (In millions of dollars)

                                                                                                               YTD       YTD
                                          1Q        2Q        3Q        4Q        1Q        2Q        3Q        3Q        3Q
                                         1997      1997      1997      1997      1998      1998      1998      1997      1998
                                        ------    ------    ------    ------    ------    ------    ------    ------    ------
Adjusted Revenue                        $1,756    $1,737    $1,707    $1,725    $1,712    $2,127    $2,225     5,200     6,064
Adjusted Operating Expense                 671       680       673       671       645       942       942     2,024     2,529
                                        ------    ------    ------    ------    ------    ------    ------    ------    ------
Operating Margin                         1,085     1,057     1,034     1,054     1,067     1,185     1,283     3,176     3,535
Credit Costs                               747       778       729       736       757       945       907     2,254     2,609
                                        ------    ------    ------    ------    ------    ------    ------    ------    ------
Operating Margin Less Credit
   Costs                                   338       279       305       318       310       240       376       922       926
Additional Provision                        25        25        25        25        27        29        26        75        82
Restructuring Charge                        --        --        95        --        --        --        --        95        --
                                        ------    ------    ------    ------    ------    ------    ------    ------    ------
Income Before Taxes                        313       254       185       293       283       211       350       752       844
Income Taxes                                94        69        50        88        94        70       123       213       287
                                        ------    ------    ------    ------    ------    ------    ------    ------    ------
Net Income                              $  219    $  185    $  135    $  205    $  189    $  141    $  227       539       557
                                        ======    ======    ======    ======    ======    ======    ======    ======    ======

Average Assets (In Billions of Dollars) $   31    $   32    $   32    $   31    $   29    $   36    $   35    $   31    $   33
Return on Assets (%)                      2.87%     2.32%     1.67%     2.62%     2.64%     1.57%     2.57%     2.32%     2.26%
                                        ======    ======    ======    ======    ======    ======    ======    ======    ======

Excluding Restructuring Charge
Core Income                             $  219    $  185    $  193    $  205    $  189    $  141    $  227    $  597    $  557
Return on Assets (%)                      2.87%     2.32%     2.39%     2.62%     2.64%     1.57%     2.57%     2.57%     2.26%
                                        ======    ======    ======    ======    ======    ======    ======    ======    ======

(A)   Reclassified to conform to the latest quarter's presentation.

                          CITICORP PRIVATE BANKING (A)
                            (In millions of dollars)

                                                                                                                 YTD       YTD
                                            1Q        2Q        3Q        4Q        1Q        2Q        3Q        3Q        3Q
                                           1997      1997      1997      1997      1998      1998      1998      1997      1998
                                           -----     -----     -----     -----     -----     -----     -----     -----     -----
Adjusted Revenue                           $ 271     $ 279     $ 295     $ 290     $ 284     $ 303     $ 294     $ 845     $ 881
Adjusted Operating Expense                   166       182       190       201       195       203       205       538       603
                                           -----     -----     -----     -----     -----     -----     -----     -----     -----
Operating Margin                             105        97       105        89        89       100        89       307       278
Credit (Benefits)                             (1)       (1)       (8)       (9)       (8)       (3)       (7)      (10)      (18)
                                           -----     -----     -----     -----     -----     -----     -----     -----     -----
Operating Margin Less Credit
    (Benefits)                               106        98       113        98        97       103        96       317       296
Restructuring Charge                          --        --        28        --        --        --        --        28        --
                                           -----     -----     -----     -----     -----     -----     -----     -----     -----
Income Before Taxes                          106        98        85        98        97       103        96       289       296
Income Taxes                                  25        18        12        22        24        26        24        55        74
                                           -----     -----     -----     -----     -----     -----     -----     -----     -----
Net Income                                 $  81     $  80     $  73     $  76     $  73     $  77     $  72     $ 234     $ 222
                                           =====     =====     =====     =====     =====     =====     =====     =====     =====

Average Assets (In Billions of Dollars)    $  17     $  17     $  17     $  17     $  16     $  16     $  17     $  17     $  17
Return on Assets (%)                        1.93%     1.89%     1.70%     1.77%     1.85%     1.93%     1.68%     1.84%     1.75%
                                           =====     =====     =====     =====     =====     =====     =====     =====     =====

Excluding Restructuring Charge
Core Income                                $  81     $  80     $  91     $  76     $  73     $  77     $  72     $ 252     $ 222
Return on Assets (%)                        1.93%     1.89%     2.12%     1.77%     1.85%     1.93%     1.68%     1.98%     1.75%
                                           =====     =====     =====     =====     =====     =====     =====     =====     =====

(A)   Reclassified to conform to the latest quarter's presentation.

                CITICORP GLOBAL CONSUMER IN EMERGING MARKETS (A)
                            (In millions of dollars)

                                                                                                                    YTD       YTD
                                              1Q        2Q        3Q         4Q        1Q        2Q        3Q        3Q        3Q
                                             1997      1997      1997       1997      1998      1998      1998      1997      1998
                                            ------    ------    ------     ------    ------    ------    ------    ------    ------
Adjusted Revenue                            $  948    $  987    $  970     $  908    $  877    $  922    $  982    $2,905    $2,781
Adjusted Operating Expense                     545       585       598        612       570       610       638     1,728     1,818
                                            ------    ------    ------     ------    ------    ------    ------    ------    ------
Operating Margin                               403       402       372        296       307       312       344     1,177       963
Credit Costs                                    92        97        91         88       101       133       139       280       373
                                            ------    ------    ------     ------    ------    ------    ------    ------    ------
Operating Margin Less Credit
   Costs                                       311       305       281        208       206       179       205       897       590
Additional Provision                             4         7        15         25        11        11        11        26        33
Restructuring Charge                            --        --       131         --        --        --        --       131        --
                                            ------    ------    ------     ------    ------    ------    ------    ------    ------
Income Before Taxes                            307       298       135        183       195       168       194       740       557
Income Taxes                                    67        59        (1)        23        36        28        36       125       100
                                            ------    ------    ------     ------    ------    ------    ------    ------    ------
Net Income                                  $  240    $  239    $  136     $  160    $  159    $  140    $  158    $  615    $  457
                                            ======    ======    ======     ======    ======    ======    ======    ======    ======

Average Assets (In Billions of Dollars)     $   42    $   43    $   43     $   42    $   41    $   42    $   45    $   42    $   43
Return on Assets (%)                          2.32%     2.23%     1.25%      1.51%     1.57%     1.34%     1.39%     1.96%     1.43%
                                            ======    ======    ======     ======    ======    ======    ======    ======    ======

Excluding Restructuring Charge
Core Income                                 $  240    $  239    $  218     $  160    $  159    $  140    $  158    $  697    $  457
Return on Assets (%)                          2.32%     2.23%     2.01%      1.51%     1.57%     1.34%     1.39%     2.22%     1.43%
                                            ======    ======    ======     ======    ======    ======    ======    ======    ======

(A)   Reclassified to conform to the latest quarter's presentation.

                CITICORP GLOBAL CONSUMER IN DEVELOPED MARKETS (A)
                            (In millions of dollars)

                                                                                                                    YTD       YTD
                                           1Q         2Q         3Q        4Q         1Q        2Q        3Q        3Q        3Q
                                          1997       1997       1997      1997       1998      1998      1998      1997      1998
                                         -------    -------    -------   -------    -------   -------   -------   -------   -------
Adjusted Revenue                         $ 2,555    $ 2,557    $ 2,564   $ 2,641    $ 2,629   $ 3,121   $ 3,217   $ 7,676   $ 8,967
Adjusted Operating Expense                 1,363      1,376      1,413     1,447      1,424     1,768     1,769     4,152     4,961
                                         -------    -------    -------   -------    -------   -------   -------   -------   -------
Operating Margin                           1,192      1,181      1,151     1,194      1,205     1,353     1,448     3,524     4,006
Credit Costs                                 802        825        765       778        785       953       905     2,392     2,643
                                         -------    -------    -------   -------    -------   -------   -------   -------   -------
Operating Margin Less Credit
   Costs                                     390        356        386       416        420       400       543     1,132     1,363
Additional Provision                          21         18         10        --         14        14        14        49        42
Restructuring Charge                          --         --        449        --         --        --        --       449        --
                                         -------    -------    -------   -------    -------   -------   -------   -------   -------
Income Before Taxes                          369        338        (73)      416        406       386       529       634     1,321
Income Taxes                                 134        120        (38)      165        145       159       210       216       514
                                         -------    -------    -------   -------    -------   -------   -------   -------   -------
Net Income (Loss)                        $   235    $   218    $   (35)  $   251    $   261   $   227   $   319   $   418   $   807
                                         =======    =======    =======   =======    =======   =======   =======   =======   =======

Average Assets (In Billions of Dollars)  $    89    $    90    $    91   $    91    $    90   $    98   $    99   $    90   $    96
Return on Assets (%)                        1.07%      0.97%        --      1.09%      1.18%     0.93%     1.28%     0.62%     1.13%
                                         =======    =======    =======   =======    =======   =======   =======   =======   =======

Excluding Restructuring Charge
Core Income                              $   235    $   218    $   234   $   251    $   261   $   227   $   319   $   687   $   807
Return on Assets (%)                        1.07%      0.97%      1.02%     1.09%      1.18%     0.93%     1.28%     1.02%     1.13%
                                         =======    =======    =======   =======    =======   =======   =======   =======   =======

(A)   Reclassified to conform to the latest quarter's presentation.

                      CITICORP GLOBAL CORPORATE BANKING (A)
                            (In millions of dollars)

                                                                                                                   YTD       YTD
                                           1Q         2Q         3Q         4Q        1Q        2Q        3Q        3Q        3Q
                                          1997       1997       1997       1997      1998      1998      1998      1997      1998
                                         -------    -------    -------    -------   -------   -------   -------   -------   -------
Adjusted Revenue                         $ 1,760    $ 1,659    $ 1,785    $ 1,713   $ 1,858   $ 2,047   $ 1,472   $ 5,204   $ 5,377
Adjusted Operating Expense                 1,148      1,204      1,267      1,341     1,299     1,415     1,424     3,619     4,138
                                         -------    -------    -------    -------   -------   -------   -------   -------   -------
Operating Margin                             612        455        518        372       559       632        48     1,585     1,239
Credit Costs (Benefits)                      (20)       (32)        (3)        24        54        41       231       (55)      326
                                         -------    -------    -------    -------   -------   -------   -------   -------   -------
Operating Margin Less
   Credit Costs (Benefits)                   632        487        521        348       505       591      (183)    1,640       913
Restructuring Charge                          --         --        281         --        --        --        --       281        --
                                         -------    -------    -------    -------   -------   -------   -------   -------   -------
Income Before Taxes                          632        487        240        348       505       591      (183)    1,359       913
Income Taxes                                 175         90         (9)       154       115       214       (56)      256       273
                                         -------    -------    -------    -------   -------   -------   -------   -------   -------
Net Income (Loss)                        $   457    $   397    $   249    $   194   $   390   $   377   $  (127)  $ 1,103   $   640
                                         =======    =======    =======    =======   =======   =======   =======   =======   =======

Average Assets (In Billions of Dollars)  $   140    $   143    $   151    $   155   $   165   $   170   $   173   $   145   $   169
Return on Assets (%)                        1.32%      1.11%      0.65%      0.50%     0.96%     0.89%       --      1.02%     0.51%
                                         =======    =======    =======    =======   =======   =======   =======   =======   =======

Excluding Restructuring Charge
Core Income                              $   457    $   397    $   417    $   194   $   390   $   377   $  (127)  $ 1,271   $   640
Return on Assets (%)                        1.32%      1.11%      1.10%      0.50%     0.96%     0.89%       --      1.17%     0.51%
                                         =======    =======    =======    =======   =======   =======   =======   =======   =======

(A) Reclassified to conform to the latest quarter's presentation, including the reclassification of Citicorp's venture capital activities and the results of certain investments in the former refinancing countries to a new business segment called "Investment Activities."

                          CITICORP EMERGING MARKETS (A)
                            (In millions of dollars)

                                                                                                                YTD       YTD
                                           1Q        2Q        3Q        4Q        1Q        2Q        3Q        3Q        3Q
                                          1997      1997      1997      1997      1998      1998      1998      1997      1998
                                         ------    ------    ------    ------    ------    ------    ------    ------    ------
Adjusted Revenue                         $  833    $  795    $  883    $  738    $  902    $  921    $  713    $2,511    $2,536
Adjusted Operating Expense                  444       472       499       533       494       524       531     1,415     1,549
                                         ------    ------    ------    ------    ------    ------    ------    ------    ------
Operating Margin                            389       323       384       205       408       397       182     1,096       987
Credit Costs                                 19        28        35        53        73        93       212        82       378
                                         ------    ------    ------    ------    ------    ------    ------    ------    ------
Operating Margin Less
   Credit Costs                             370       295       349       152       335       304       (30)    1,014       609
Restructuring Charge                         --        --        54        --        --        --        --        54        --
                                         ------    ------    ------    ------    ------    ------    ------    ------    ------
Income Before Taxes                         370       295       295       152       335       304       (30)      960       609
Income Taxes                                 61        45        47        77        50        97       (11)      153       136
                                         ------    ------    ------    ------    ------    ------    ------    ------    ------
Net Income (Loss)                        $  309    $  250    $  248    $   75    $  285    $  207    $  (19)   $  807    $  473
                                         ======    ======    ======    ======    ======    ======    ======    ======    ======

Average Assets (In Billions of Dollars)  $   60    $   63    $   68    $   73    $   77    $   79    $   81    $   64    $   79
Return on Assets (%)                       2.09%     1.59%     1.45%     0.41%     1.50%     1.05%       --      1.69%     0.80%
                                         ======    ======    ======    ======    ======    ======    ======    ======    ======

Excluding Restructuring Charge
Core Income                              $  309    $  250    $  280    $   75    $  285    $  207    $  (19)   $  839    $  473
Return on Assets (%)                       2.09%     1.59%     1.63%     0.41%     1.50%     1.05%       --      1.75%     0.80%
                                         ======    ======    ======    ======    ======    ======    ======    ======    ======

(A) Reclassified to conform to the latest quarter's presentation, including the reclassification of the results of certain investments in the former refinancing countries to a new business segment called "Investment Activities."

                    CITICORP GLOBAL RELATIONSHIP BANKING (A)
                            (In millions of dollars)

                                                                                                                   YTD       YTD
                                            1Q        2Q        3Q        4Q        1Q         2Q        3Q         3Q        3Q
                                           1997      1997      1997      1997      1998       1998      1998       1997      1998
                                          -------   -------   -------   -------   -------    -------   -------    -------   -------
Adjusted Revenue                          $   927   $   864   $   902   $   975   $   956    $ 1,126   $   759    $ 2,693   $ 2,841
Adjusted Operating Expense                    704       732       768       808       805        891       893      2,204     2,589
                                          -------   -------   -------   -------   -------    -------   -------    -------   -------
Operating Margin                              223       132       134       167       151        235      (134)       489       252
Credit Costs (Benefits)                       (39)      (60)      (38)      (29)      (19)       (52)       19       (137)      (52)
                                          -------   -------   -------   -------   -------    -------   -------    -------   -------
Operating Margin Less
   Credit Costs (Benefits)                    262       192       172       196       170        287      (153)       626       304
Restructuring Charge                           --        --       227        --        --         --        --        227        --
                                          -------   -------   -------   -------   -------    -------   -------    -------   -------
Income Before Taxes                           262       192       (55)      196       170        287      (153)       399       304
Income Taxes                                  114        45       (56)       77        65        117       (45)       103       137
                                          -------   -------   -------   -------   -------    -------   -------    -------   -------
Net Income (Loss)                         $   148   $   147   $     1   $   119   $   105    $   170   $  (108)   $   296   $   167
                                          =======   =======   =======   =======   =======    =======   =======    =======   =======

Average Assets (In Billions of Dollars)   $    80   $    80   $    83   $    82   $    88    $    91   $    92    $    81   $    90
Return on Assets (%)                         0.75%     0.74%       --      0.58%     0.48%      0.75%       --       0.49%     0.25%
                                          =======   =======   =======   =======   =======    =======   =======    =======   =======

Excluding Restructuring Charge
Core Income                               $   148   $   147   $   137   $   119   $   105    $   170   $  (108)   $   432   $   167
Return on Assets (%)                         0.75%     0.74%     0.65%     0.58%     0.48%      0.75%       --       0.71%     0.25%
                                          =======   =======   =======   =======   =======    =======   =======    =======   =======

(A) Reclassified to conform to the latest quarter's presentation, including the reclassification of Citicorp's venture capital activities to a new business segment called "Investment Activities."

                       CITICORP INVESTMENT ACTIVITIES (A)
                            (In millions of dollars)

                                                                                                                   YTD       YTD
                                           1Q        2Q         3Q         4Q        1Q         2Q        3Q        3Q        3Q
                                          1997      1997       1997       1997      1998       1998      1998      1997      1998
                                         -------   -------    -------    -------   -------    -------   -------   -------   -------
Revenue                                  $   146   $   308    $   348    $   493   $   468    $   439   $   117   $   802   $ 1,024
Operating Expense                              9         8          9         12        11         12        11        26        34
                                         -------   -------    -------    -------   -------    -------   -------   -------   -------
Operating Margin                             137       300        339        481       457        427       106       776       990
Credit (Benefits)                            (55)       (4)        (5)        --       (10)        --        --       (64)      (10)
                                         -------   -------    -------    -------   -------    -------   -------   -------   -------
Income Before Taxes                          192       304        344        481       467        427       106       840     1,000
Income Taxes                                  26        64         85         95        91         86        35       175       212
                                         -------   -------    -------    -------   -------    -------   -------   -------   -------
Net Income                               $   166   $   240    $   259    $   386   $   376    $   341   $    71   $   665   $   788
                                         =======   =======    =======    =======   =======    =======   =======   =======   =======

Average Assets (In Billions of Dollars)  $     9   $     9    $     9    $     9   $     9    $     9   $     8   $     9   $     9
Return on Assets (%)                        7.48%    10.70%     11.42%     17.02%    16.94%     15.20%     3.52%     9.88%    11.75%
                                         =======   =======    =======    =======   =======    =======   =======   =======   =======

(A) Investment Activities comprises Citicorp's venture capital activities, certain Corporate investments, and the results of certain investments in the former refinancing countries.


                        CITICORP CORPORATE ITEMS (A) (B)
                            (In millions of dollars)

                                                                                                     YTD      YTD
                                          1Q       2Q       3Q       4Q      1Q       2Q      3Q      3Q       3Q
                                         1997     1997     1997     1997    1998     1998    1998    1997     1998
                                         -----    -----    -----    -----   -----    -----   -----   -----    -----
Revenue                                  $ 218    $ 236    $ 277    $ 251   $ 233    $ 263   $ 283   $ 731    $ 779
Operating Expense                          114       37       77        5     102       80      81     228      263
                                         -----    -----    -----    -----   -----    -----   -----   -----    -----
Operating Margin                           104      199      200      246     131      183     202     503      516
Restructuring Charge                        --       --       28       --      --       --      --      28       --
                                         -----    -----    -----    -----   -----    -----   -----   -----    -----
Income Before Taxes                        104      199      172      246     131      183     202     475      516
Income Taxes                               207      269      270      176     252      171      93     746      516
                                         -----    -----    -----    -----   -----    -----   -----   -----    -----
Net Income (Loss)                        $(103)   $ (70)   $ (98)   $  70   $(121)   $  12   $ 109   $(271)   $  --
                                         =====    =====    =====    =====   =====    =====   =====   =====    =====

Average Assets (In Billions of Dollars)  $   5    $   8    $   5    $   5   $   8    $   8   $   7   $   6    $   7
                                         =====    =====    =====    =====   =====    =====   =====   =====    =====

Excluding Restructuring Charge
Core Income                              $(103)   $ (70)   $ (61)   $  70   $(121)   $  12   $ 109   $(234)   $  --
                                         =====    =====    =====    =====   =====    =====   =====   =====    =====

(A) Corporate Items includes revenue derived from charging businesses for funds employed, based upon a marginal cost of funds concept, unallocated corporate costs, and the offset created by attributing income taxes to core business activities on a local tax-rate basis.
(B) Reclassified to conform to the latest quarter's presentation, including the reclassification of certain Corporate investments and the results of certain investments in the former refinancing countries to a new business segment called "Investment Activities."

               CITICORP OTHER REVENUE AND SECURITIES TRANSACTIONS
                            (In millions of dollars)

                                                                                                           YTD      YTD
                                           1Q       2Q       3Q        4Q       1Q       2Q       3Q        3Q       3Q
                                          1997     1997     1997      1997     1998     1998     1998      1997     1998
                                         ------   ------   ------    ------   ------   ------   ------    ------   ------
Securities Transactions                  $  108   $  124   $  186    $  250   $  241   $  300   $  (56)   $  418   $  485
                                         ------   ------   ------    ------   ------   ------   ------    ------   ------

Other Revenue
   Credit Card Securitization Activity   $  165   $  118   $  134    $  142   $  138   $  351   $  374    $  417   $  863
   Venture Capital                           93      173      235       248      264      171      (31)      501      404
   Affiliate Earnings                        59      112       51        33       29       42       47       222      118
   Net Asset Gains                           92       64       (6)      206       31      198      142       150      371
   Other Items                               28        8       18        29       37       29       30        54       96
                                         ------   ------   ------    ------   ------   ------   ------    ------   ------
Total Other Revenue                      $  437   $  475   $  432    $  658   $  499   $  791   $  562    $1,344   $1,852
                                         ======   ======   ======    ======   ======   ======   ======    ======   ======

                        CITICORP TRADING-RELATED REVENUE
                            (In millions of dollars)

                                                                                                   YTD      YTD
                                   1Q       2Q       3Q       4Q        1Q       2Q       3Q        3Q       3Q
                                  1997     1997     1997     1997      1998     1998     1998      1997     1998
                                 ------   ------   ------   ------    ------   ------   ------    ------   ------
By Income Statement Line
   Foreign Exchange              $  297   $  311   $  435   $  443    $  349   $  465   $  474    $1,043   $1,288
   Trading Account                  198       97      134     (188)      236       98     (159)      429      175
   Other                             94      103       91       92       143      167       77       288      387
                                 ------   ------   ------   ------    ------   ------   ------    ------   ------
     Total                       $  589   $  511   $  660   $  347    $  728   $  730   $  392    $1,760   $1,850
                                 ======   ======   ======   ======    ======   ======   ======    ======   ======

By Trading Activity
   Foreign Exchange              $  237   $  258   $  342   $  327    $  386   $  391   $  386    $  837   $1,163
   Derivative                       207      129      170      (49)      236      218      110       506      564
   Fixed Income                      70       59       75        1        56       31      (36)      204       51
   Other                             75       65       73       68        50       90      (68)      213       72
                                 ------   ------   ------   ------    ------   ------   ------    ------   ------
     Total                       $  589   $  511   $  660   $  347    $  728   $  730   $  392    $1,760   $1,850
                                 ======   ======   ======   ======    ======   ======   ======    ======   ======

By Business Sector
   Emerging Markets              $  207   $  155   $  268   $  132    $  271   $  259   $  184    $  630   $  714
   Global Relationship Banking      330      270      296      134       378      357      113       896      848
                                 ------   ------   ------   ------    ------   ------   ------    ------   ------
     Total Corporate Banking        537      425      564      266       649      616      297     1,526    1,562
   Consumer and Other                52       86       96       81        79      114       95       234      288
                                 ------   ------   ------   ------    ------   ------   ------    ------   ------
     Total                       $  589   $  511   $  660   $  347    $  728   $  730   $  392    $1,760   $1,850
                                 ======   ======   ======   ======    ======   ======   ======    ======   ======

                   CITICORP CASH-BASIS AND RENEGOTIATED LOANS
                            (In millions of dollars)

                                                  1Q       2Q       3Q       4Q       1Q       2Q       3Q
                                                 1997     1997     1997     1997     1998     1998     1998
                                                ------   ------   ------   ------   ------   ------   ------
Commercial Cash-Basis Loans
Collateral Dependent
   (at Lower of Cost or Collateral Value) (A)   $  288   $  274   $  271   $  258   $  242   $  193   $  170
Other (B)                                          641      643      698      806    1,102    1,100    1,110
                                                ------   ------   ------   ------   ------   ------   ------
Total Commercial Cash-Basis Loans               $  929   $  917   $  969   $1,064   $1,344   $1,293   $1,280
                                                ======   ======   ======   ======   ======   ======   ======

Commercial Cash-Basis Loans
Emerging Markets (B)                            $  399   $  470   $  520   $  649   $  953   $  981   $  982
Global Relationship Banking                        514      434      436      401      378      300      286
Investment Activities                               16       13       13       14       13       12       12
                                                ------   ------   ------   ------   ------   ------   ------
Total Commercial Cash-Basis Loans               $  929   $  917   $  969   $1,064   $1,344   $1,293   $1,280
                                                ======   ======   ======   ======   ======   ======   ======

Commercial Renegotiated Loans                   $  296   $  295   $   70   $   59   $   61   $   45   $   48
                                                ======   ======   ======   ======   ======   ======   ======

Consumer Loans on which Accrual
   of Interest has been Suspended               $2,119   $2,036   $1,902   $1,849   $1,850   $1,864   $1,924
                                                ======   ======   ======   ======   ======   ======   ======

(A) A cash-basis loan is defined as collateral dependent when repayment is expected to be provided solely by the underlying collateral and there are no other available and reliable sources of repayment, in which case the loans are written down to the lower of cost or collateral value.
(B) Includes foreign currency derivative contracts with a balance sheet credit exposure of $44 million, $44 million, $83 million, and $59 million at September 30, 1998, June 30, 1998, March 31, 1998, and December 31, 1997,
      respectively, for which the recognition of revaluation gains has been suspended.


   CITICORP OTHER REAL ESTATE OWNED (OREO) AND ASSETS PENDING DISPOSITION (A)
                            (In millions of dollars)

                                     1Q       2Q       3Q       4Q       1Q       2Q       3Q
                                    1997     1997     1997     1997     1998     1998     1998
                                   ------   ------   ------   ------   ------   ------   ------
Consumer OREO                      $  408   $  362   $  309   $  263   $  242   $  182   $  238

Emerging Markets                       24       22       23       21       21       24       26
Global Relationship Banking           569      460      456      440      329      324      319
                                   ------   ------   ------   ------   ------   ------   ------
Commercial OREO                       593      482      479      461      350      348      345
                                   ======   ======   ======   ======   ======   ======   ======
Total                              $1,001   $  844   $  788   $  724   $  592   $  530   $  583
                                   ======   ======   ======   ======   ======   ======   ======

Assets Pending Disposition (B)     $  174   $   72   $   88   $   96   $  103   $  104   $  103
                                   ======   ======   ======   ======   ======   ======   ======

(A)   Carried at lower of cost or collateral value.
(B) Represents consumer residential mortgage loans that have a high probability of foreclosure.

                       CITICORP U.S. BANKCARDS DATA SHEET
                            (In billions of dollars)


                                                    1Q          2Q          3Q          4Q          1Q          2Q          3Q
                                                   1997        1997        1997        1997        1998        1998        1998
                                                 --------    --------    --------    --------    --------    --------    --------
End of Period Managed Receivables                $   45.1    $   45.8    $   46.5    $   48.2    $   45.3    $   60.3    $   62.0
Total accounts (In Millions)                         25.1        25.1        25.0        24.8        24.5        38.2        38.5
Charge volume                                    $   23.0    $   25.3    $   26.6    $   27.9    $   24.1    $   34.0    $   36.4

End of Period Loans
   On Balance Sheet                              $   17.2    $   19.1    $   17.9    $   18.8    $   15.2    $   15.8    $   18.3
   Securitized                                   $   25.4    $   24.2    $   26.0    $   26.8    $   27.6    $   41.3    $   40.4
   Held for sale                                 $    2.0    $    2.0    $    2.0    $    2.0    $    2.0    $    2.5    $    2.5
     Total                                       $   44.6    $   45.3    $   45.9    $   47.6    $   44.8    $   59.6    $   61.2

Average Loans
   On Balance Sheet                              $   17.9    $   18.0    $   18.6    $   17.7    $   16.1    $   19.6    $   17.9
   Securitized                                   $   25.1    $   24.7    $   24.8    $   26.3    $   27.4    $   36.8    $   39.9
   Held for sale                                 $    2.0    $    2.0    $    2.0    $    2.0    $    2.0    $    2.5    $    2.5
     Total                                       $   45.0    $   44.7    $   45.4    $   46.0    $   45.5    $   58.9    $   60.3

Write-offs (In Millions of Dollars)
   On Balance Sheet                              $    222    $    246    $    231    $    221    $    207    $    263    $    222
   Securitized                                   $    402    $    404    $    378    $    403    $    430    $    542    $    539
   Held for sale                                 $     32    $     33    $     30    $     31    $     31    $     37    $     34
     Total                                       $    656    $    683    $    639    $    655    $    668    $    842    $    795
     Adjusted for Sale of Bankrupt Accounts            --          --         650          --          --          --          --

Coincident Net Credit Loss Rate                      5.91%       6.13%       5.58%       5.64%       5.96%       5.73%       5.23%
     Adjusted for Sale of Bankrupt Accounts            --          --        5.68%         --          --          --          --

12 Month Lagged Net Credit Loss Rate (ex-UCS)        6.21%       6.51%       5.93%       5.86%       6.03%       5.98%       5.49%
     Adjusted for Sale of Bankrupt Accounts            --          --        6.03%         --          --          --          --

90+ Days Past Due
   (In Millions of Dollars)                      $    884    $    843    $    806    $    856    $    842    $    942    $    924
   (%)                                               1.98%       1.86%       1.76%       1.80%       1.88%       1.58%       1.51%

% of Gross Write-offs that are Bankruptcies            37%         40%         40%         41%         37%         41%         43%

                                                     2Q          3Q
                                                    1998        1998
                                                   EX-UCS      EX-UCS
                                                  --------    --------
End of Period Managed Receivables
Total accounts (In Millions)
Charge volume

End of Period Loans
   On Balance Sheet
   Securitized
   Held for sale
     Total                                        $   45.2    $   46.0

Average Loans
   On Balance Sheet
   Securitized
   Held for sale
     Total                                        $   44.8    $   45.7

Write-offs (In Millions of Dollars)
   On Balance Sheet
   Securitized
   Held for sale
     Total                                        $    667    $    629
     Adjusted for Sale of Bankrupt Accounts

Coincident Net Credit Loss Rate                       5.97%       5.46%
     Adjusted for Sale of Bankrupt Accounts

12 Month Lagged Net Credit Loss Rate (ex-UCS)
     Adjusted for Sale of Bankrupt Accounts

90+ Days Past Due
   (In Millions of Dollars)                       $    766    $    747
   (%)                                                1.70%       1.62%

% of Gross Write-offs that are Bankruptcies             40%         42%